UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported): April 24, 2006
M.D.C. Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-8951	84-0622967

(State or other	(Commission file number)	(I.R.S. employer
jurisdiction of		identification no.)
incorporation)
4350 South Monaco Street, Suite 500, Denver, Colorado 80237

(Address of principal executive offices) (Zip code)
Registrant’s telephone number, including area code: (303) 773-1100

Not Applicable

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS
ITEM 8.01	OTHER EVENTS
SIGNATURES

ITEM 5.02	DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS
     On April 24, 2006, on the recommendation of the Corporate Governance/Nominating Committee of M.D.C. Holdings, Inc. (the “Company”), the Company’s Board of Directors (the “Board”) increased the number of directors on the Board from seven to eight and appointed Michael A. Berman as a Class I Director to fill the vacancy on the Board, with a term expiring in 2007. The Board determined that Mr. Berman is independent under the rules of the Securities and Exchange Commission and the New York Stock Exchange (the “NYSE”), that he constitutes an “outside director” under Section 162(m) of the Internal Revenue Code and the regulations thereunder, and that, in the Board’s business judgment, Mr. Berman is “financially literate” as provided in the rules of the NYSE. The addition of Mr. Berman to the Board brings the number of independent members serving on the Board to five.
     Board committee memberships for Mr. Berman will be determined at a later date.
     Mr. Berman is the Chairman of Applied Capital Management, a private investment management firm located in Scottsdale, Arizona. He also serves as CEO of First Ascent Capital, a start-up financial services firm located in New York. From January 1990 until March 1999, Mr. Berman was employed by The Nomura Securities Co., Ltd. (Tokyo) group of companies, where he held several executive positions, including that of President and CEO of Nomura Holding America Inc. and Chairman of Capital America, Nomura’s commercial real estate lending subsidiary. Prior to joining Nomura, Mr. Berman was employed at Merrill Lynch from 1987 until 1989, where he held the title of Director, and at Kidder Peabody & Co., Inc. from 1980 until 1987, where he held several executive positions. Mr. Berman received a BA in Economics with honors from San Francisco State University.

ITEM 8.01	OTHER EVENTS
     On April 24, 2006, the Company held its 2006 Annual Meeting of Shareowners. The Annual Meeting was held to: (i) elect three Class III directors for three-year terms expiring in 2009; (ii) vote on an amendment to the Company’s Certificate of Incorporation, increasing the number of authorized shares of common stock from 100 million shares to 250 million shares; and (iii) to conduct other business properly brought before the meeting.
     At the 2006 Annual Meeting, the voting results were as follows: (i) Steven J. Borick, David D. Mandarich and David E. Blackford were re-elected to the Company’s Board of Directors as Class III directors for three terms expiring in 2009; and (ii) the proposal to approve an amendment to the Company’s Certificate of Incorporation, increasing the number of authorized shares of common stock from 100 million shares to 250 million shares, was approved. No other business was brought before the meeting.
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

M.D.C. HOLDINGS, INC.
Dated: April 26, 2006	By:	/s/ Joseph H. Fretz
Joseph H. Fretz
Secretary and Corporate Counsel